SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           _________________________

                                   FORM 8-K
                                CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934
                           _________________________
      Date of Report (date of earliest event reported):  October 27, 2003

                    MID-WISCONSIN FINANCIAL SERVICES, INC.

            (Exact name of registrant as specified in its charter)

       WISCONSIN                     0-18542                 06-1169935
       (State or Other            (Commission File         (IRS Employer
        Jurisdiction of            Number)                  Identification
        Incorporation)                                      Number)

                             132 WEST STATE STREET
                               MEDFORD, WI 54451
         (Address of principal executive offices, including Zip Code)

                                (715) 748-8300
              Registrant's telephone number, including area code


 Item 5. Other Events and Regulation FD Disclosure.

On October 27, 2003, Mid-Wisconsin Financial Services, Inc. reported net income of $1.1 million or $0.65 basic and diluted earnings per share for the quarter ended September 30, 2003, as compared to $1.0 million, or $0.62 per share for the quarter ended September 30, 2003.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.
                 99.1 Press release dated October 27, 2003

Item 9. Regulation FD Disclosure

On October 27, 2003, Mid-Wisconsin Financial Services, Inc. issued a press release announcing its earnings for the quarter ended September 30, 2003, a copy of which is attached hereto as Exhibit 99.1 and incorporated in this Item 9 by reference.


Item 12. Results of Operation and Financial Condition

On October 27, 2003, Mid-Wisconsin Financial Services, Inc. issued a press release announcing its earnings for the quarter ended September 30, 2003, a copy of which is attached hereto as Exhibit 99.1 and incorporated in this Item 12 by reference.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MID-WISCONSIN FINANCIAL SERVICES, INC.



Date:  October 27, 2003       By: GENE C. KNOLL
                                  Gene C. Knoll
                                  President and Chief Executive Officer


                                 EXHIBIT INDEX
                                      to
                                   FORM 8-K
                                      of
                    MID-WISCONSIN FINANCIAL SERVICES, INC.
                            Dated October 27, 2003
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))

99.1 Press release dated October 27, 2003